SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 18, 1999





                             Community Bancshares, Inc.

             (Exact name of registrant as specified in its charter)


North Carolina                        0-22517             56-1693841

(State or other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                  Identification No.)


1301 Westwood Lane, Westfield Village, Wilkesboro, NC           28697

(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code       (336) 903-0600




               1600 Curtis Bridge Road, Wilkesboro, NC 28697

         (Former name or former address, if changed since last report)






Item 5. Other Events.

Settlement of Litigation

	Community Bancshares, Inc. (the "Company") settled a proposed derivative action involving the Company and eight of its directors. All claims made by all parties have been dismissed pursuant to the settlement. Under the terms of the settlement agreement, six of the directors of the Company purchased substantially all of the common stock of the Company owned by Edward F. Greene and Stephen B. Greene, and certain of their affiliates. In addition, the Company and two of its directors purchased from Edward F. Greene and Stephen B. Greene all stock purchase warrants of the Company held by the Greenes. These stock and warrant purchases were completed on February 18, 1999.

Amendments to By-Laws

	On February 18, 1999, the Board of Directors of Community Bancshares, Inc. amended and restated the by-laws of the Company to include a requirement for advance notice to the Company of any business proposed to be transacted at shareholder meetings, as well as advance notice of any proposed director nominations by shareholders. Additionally, the amended and restated by-laws incorporate certain technical changes in North Carolina law which were effected since the by-laws were originally adopted in 1990.

	Under the amended and restated by-laws, any director nominations, as well as any business to be transacted at an annual or special meeting of shareholders must be delivered to or mailed to and received at the offices of the Company not less than 90 days nor more than 120 days prior to the meeting. Notice of the date of an annual meeting will be deemed to have been given by the Company if the annual meeting is called for the last Friday in May of each year. It is currently anticipated that the 1999 annual meeting of shareholders will be held on the last Friday in May 1999 (May 28). Shareholder proposals for the 1999 annual meeting of shareholders must be received by the Company no later than March 5, 1999. Any nominations for directors must also be received by the Company no later than March 5, 1999.

	A copy of the Amended and Restated By-laws can be obtained by requesting one from Jane Shoemaker at Community Bancshares, Inc., 1301 Westwood Lane, Westfield Village, Wilkesboro, N.C. 28697.


Item 7.  Financial Statements and Exhibits.

	(c)	Exhibits:

	3.3 -	Amended and Restated Bylaws of the Registrant




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMMUNITY BANCSHARES, INC.



                          		By: /s/ Ronald S. Shoemaker
                         		Ronald S. Shoemaker
                         		President and Chief Executive Officer

Dated: February 19, 1999





























                              EXHIBIT INDEX



Exhibit No.                        Description of Exhibit


	3.3                   Amended and Restated Bylaws of the Registrant



                                                                  EXHIBIT 3.3


                         AMENDED AND RESTATED BY-LAWS
                                     OF
                          COMMUNITY BANCSHARES, INC.

                         (ADOPTED: February 18, 1999)



                                  ARTICLE I.

                                   OFFICES

	The address of the registered office of the corporation is 1600 Curtis Bridge Road, Wilkesboro, North Carolina 28697 and the name of the registered agent is Ronald S. Shoemaker.

	The corporation may have other offices at such places within or without the State of North Carolina as the Board of Directors may from time to time designate or the business of the corporation may require or make desirable.

                                 ARTICLE II.

                             SHAREHOLDERS MEETINGS

	Section 1. PLACE OF MEETING. The Board of Directors may designate any place within or without the State of North Carolina as the place of meeting for any annual or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place within or without the State of North Carolina as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the State of North Carolina.

	Section 2. ANNUAL MEETING. An annual meeting of the shareholders shall be held on the last Friday in May of each year, if not a legal holiday; and if such is a legal holiday, then on the next following day not a legal holiday, at such time and place as the Board of Directors shall determine, at which time the shareholders shall elect directors and transact such other business as may be properly brought before the meeting. Notwithstanding the foregoing, the Board of Directors may cause the annual meeting of shareholders to be held on such other date in any year as they shall determine to be in the best interests of the corporation; and any business transacted at said meeting shall have the same validity as if transacted on the date designated herein.
If the annual meeting is not held as specified in this Section 2, a substitute annual meeting may be called in accordance with Section 3 of this Article I, or the judge of the superior court of the county in which the registered office of the corporation is located may, on the application of any shareholder after the expiration of fifteen (15) months since the corporation's last annual meeting, summarily order a meeting to be held.

	Section 3. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or the Articles of Incorporation, may be called by the President, or the Chairman of the Board of Directors, if any. In addition, the President or Secretary shall call a special meeting when requested in writing by a majority of all directors, and a shareholder may call a special meeting when requested in writing by shareholders owning not less than one tenth of all the shares entitled to vote at the meeting of shareholders. Such written request shall state the purpose or purposes of the proposed meeting. Notwithstanding the foregoing, no shareholder may call a special meeting in the event that any class of shares of the corporation, when the stock transfer books are closed or at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the special meeting, are registered under Section 12 of the Securities Exchange Act of 1934, as amended. If a special meeting is not held after requested by shareholders holding not less than one tenth of all the shares entitled to vote at the special meeting pursuant to this
Section 3 of Article I, the judge of the superior court of the county in which the registered office of the corporation is located may, on the application of a shareholder who signed a demand for a special meeting, summarily order a meeting to be held.

	Section 4. NOTICE. Except as otherwise required by statute or the Articles of Incorporation, written notice stating the place, day and time of each meeting of the shareholders, whether annual or special, shall be served, either personally or by telegraph, teletype, or other form of wire or wireless communication or by facsimile transmission or by mail or by private carrier, upon each shareholder of record entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days before the meeting. If mailed, such notice shall be directed to a shareholder at his post office address last shown on the records of the corporation. Notice of any special meeting of shareholders shall state the purpose or purposes for which the meeting is called. Notice of any meeting of shareholders shall not be required to be given to any shareholder who, either before or after such meeting, shall deliver to the corporation a written waiver of such notice. Attendance of a shareholder at a meeting, either in person or by proxy, shall itself constitute waiver of any and all objections to lack of notice or defective notice of the meeting or consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice except, with respect to notice, when a shareholder, at the beginning of the meeting, objects to holding the meeting or the transaction of business at the meeting, and with respect to any objection to consideration of a particular matter, when a shareholder objects to considering the matter before it is voted upon.

	When a meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment and if a new record date is not fixed for the adjourned meeting; but if a new record date is fixed for the adjourned meeting (which must be done if the new date is more than 120 days after the date of the original meeting), notice of the adjourned meeting must be given as provided in this section to persons who are shareholders as of the new record date.

	Section 5. QUORUM. The holders of a majority of the stock issued, outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders and shall be requisite for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders owning a majority of the shares entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock shall be present. At such adjourned meeting at which a quorum shall be present in person or by proxy, any business may be transacted that might have been transacted at the meeting originally called.

	Section 6. VOTING; PROXIES. At every meeting of the shareholders, any shareholder having the right to vote shall be entitled to vote in person or by proxy, but no proxy shall be voted after eleven months from its date, unless said proxy provides for a longer period. Except as provided in this Section
6, each shareholder shall have one vote in all matters for each share of stock having voting power, registered in his name on the books of the corporation.
If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting entitled to vote on the subject matter shall be the act of the shareholders, except as otherwise provided by law, by the Articles of Incorporation or by these By-Laws. With respect to election of Directors, Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

	Either the Board or the Chairman of the meeting may appoint one or more voting inspectors, each of whom shall take an oath to execute his duties impartially and to the best of his ability. The voting inspectors shall, by majority vote, resolve all questions regarding voting of shares, including the number of shares outstanding, the voting power of each, the shares represented at the meeting, the qualification of voters, the validity of proxies, the existence of a quorum as to any voting group, and the acceptance, rejection and tabulation of votes.

	Section 7. FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of dividends, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of dividends, the date on which notice of the meeting is mailed, or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred and twenty (120) days after the date fixed for the original meeting.

	Section 8. ACTION BY SHAREHOLDERS WITHOUT A MEETING. Unless otherwise provided in the Articles of Incorporation, any action required by this chapter to be taken at any annual or special meeting of shareholders of a corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by all the persons who would be entitled to vote upon such action at a meeting and delivered to the corporation.

	Section 9. TRANSACTION OF BUSINESS AT SHAREHOLDER MEETINGS. No business shall be transacted at an annual or special meeting of shareholders, except such business as shall be (a) specified in the notice of meeting given as provided in Section 4 of this Article II, (b) otherwise brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise brought before the meeting by a shareholder of record entitled to vote at the meeting, in compliance with the procedure set forth in this Section 9. For business to be brought before an annual or special meeting by a shareholder pursuant to (c) above, the shareholder must have given timely notice in writing to the Secretary. To be timely, a shareholder's notice must be delivered to, or mailed to and received at, the principal office of the corporation not less than 90 days nor more than 120 days prior to the meeting; provided, however, that if less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder will be timely if received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting or such public disclosure was given or made. Notice of the date of the meeting shall be deemed to have been given by the corporation more than 100 days in advance of the annual meeting if the annual meeting is called on the date indicated by Section 2 of this Article II, without regard to when notice or public disclosure thereof is made. Notice of actions to be brought before the annual or special meeting pursuant to (c) above shall set forth as to each matter the shareholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for bringing such business before the annual or special meeting; (ii) the name and address, as they appear on the corporation's books, of each shareholder proposing such business, (iii) the classes and number of shares of the corporation that are owned by record and beneficially by such shareholder, and (iv) any material interest of such shareholder in such business other than his interest as a shareholder of the corporation. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual or special meeting except in accordance with the provisions set forth in this Section 9. If the Chairman of the annual or special meeting determines that any business was not properly brought before the meeting in accordance with provisions prescribed by these By-Laws, he shall so declare to the meeting, and to the extent permitted by law any business not properly brought before the meeting shall not be transacted.

                                  ARTICLE III.

                                   DIRECTORS

	Section 1. GENERAL POWERS. Except as may be otherwise provided by any legal agreement among shareholders, the property and business of the corporation shall be managed by its Board of Directors. In addition to the powers and authority expressly conferred by these By-Laws, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by law, or by any legal agreement among shareholders, or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the shareholders.

	Section 2. NUMBER, TENURE, QUALIFICATIONS. The Board of Directors shall consist of not less than nine (9) nor more than twelve (12) members, the precise number to be determined from time to time by affirmative vote of a majority of the entire Board of Directors. Directors shall be elected by the shareholders at the annual meeting of shareholders. The Directors shall be divided into three groups, with each group containing, as nearby as may be possible, one-third of the total number of Directors constituting the entire Board of Directors.

	At each annual meeting of shareholders, successors to the class of Directors whose term expires at the annual meeting shall be elected for a three-year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that expires at the next shareholder's meeting at which directors are elected, but in no case will a decrease in the number of Directors shorten the term of any incumbent Director. A Director shall hold office until the annual meeting for the year in which his term expires and until his successor shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

	Any Director may be removed, with or without cause, at any regular or special meeting of shareholders called for that purpose by the holders of seventy-five percent (75%) of the outstanding shares of each class of stock of the corporation entitled to vote in elections of Directors.

	Section 3. NOMINATIONS AND NOTIFICATION OF NOMINATIONS FOR DIRECTORS. Only persons who are nominated in accordance with the provisions set forth in these By-Laws shall be eligible to be elected as directors at an annual or special meeting of shareholders. Nomination for election to the Board of Directors shall be made by or at the direction of the Board of Directors or a Nominating Committee appointed by the Board of Directors.

	Nomination for election of any person to the Board of Directors may also be made by a shareholder entitled to vote on such election if written notice of the nomination of such person shall have been delivered to the Secretary of the corporation at the principal office of the corporation not less than 90 days nor more than 120 days prior to the meeting; provided, however, that if less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder will be timely if received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting or such public disclosure is given or made. Notice of the date of the meeting shall be deemed to have been given by the corporation more than 100 days in advance of the annual meeting if the annual meeting is called on the date indicated by
Section 2 of Article II of these By-Laws without regard to when public disclosure thereof is made. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination; (b) a representation that such shareholder is a holder of record of shares of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) as to each person to be nominated (i) such person's name and address, employment history for the past five years, affiliations, if any, with the corporation and other corporations, the class and number of shares of the corporation that are owned of record or beneficially by such person and information concerning any transactions in such shares within the prior 60 days, whether such person has been convicted in a criminal proceeding
(excluding traffic violations or similar misdemeanors) within the past five years and the details thereof, whether such person has been a party to any proceeding or subject to any judgment, decree or final order with respect to violations of federal or state securities laws within the past five years and the details thereof, and the details of any contract, arrangement, understanding or relationships with any person with respect to any securities of the corporation, (ii) such person's written consent to being named as a nominee and to serving as a director if elected, and (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

	Section 4. VACANCIES, HOW FILLED. If any vacancy shall occur among the Directors by reason of the resignation or death of a Director, the remaining Directors shall continue to act, and such vacancies may be filled by the vote of the majority of the Directors then in office, though less than a quorum, and if not therefore filled by action of the Directors, may be filled by the shareholders at any meeting held during the existence of such vacancy. If any vacancy shall occur among the Directors by reason of the removal from office of a Director, such vacancy shall be filled by the vote of seventy-five percent (75%) of the outstanding shares of each class of stock entitled to vote in elections of Directors. A Director elected to fill a vacancy not resulting from an increase in the number of Directors shall be elected for a term expiring at the next shareholder's meeting at which directors are elected.

	Section 5. PLACE OF MEETING. The Board of Directors may hold its meetings at such place or places within or without the State of North Carolina as it may from time to time determine.

	Section 6. COMPENSATION. Directors may be allowed such compensation for attendance at regular or special meetings of the Board of Directors and of any special meeting or standing committees thereof as may be from time to time determined by resolution of the Board of Directors.

	Section 7. REGULAR MEETINGS. A regular annual meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and at the same place as, the annual meeting of shareholders. The
Board of Directors may provide, by resolution, the time and place within or without the State of North Carolina, for the holding of additional regular meetings without other notice than such resolution.

	Section 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board (if any) or the President on not less than two (2) days' notice by mail, telegram, cablegram or personal delivery to each Director and shall be called by the Chairman of the Board (if any), the President or the Secretary in like manner and on like notice on the written request of any four (4) or more Directors. Any such special meeting shall be held at such time and place as shall be stated in the notice of the meeting.

	Section 9. NOTICE; WAIVER BY ATTENDANCE. No notice of a meeting of the Board of Directors need be given to any Director who signs a waiver of notice either before or after the meeting and such waiver of notice is filed with the minutes or corporate records. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except when a Director states, at the beginning of the meeting, any such objection or objections to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

	Section 10. QUORUM. At all meetings of the Board of Directors, the presence of a majority of the Directors shall constitute a quorum for the transaction of business. In the absence of a quorum a majority of the Directors present at any meeting may adjourn from time to time until a quorum be had. Notice of the time and place of any adjourned meeting need only be given by announcement at the meeting at which adjournment is taken.

	Section 11. MANNER OF ACTING. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except with respect to the voting on certain Covered Transactions and Business Combinations as defined in and governed by Articles
X and XI of the Articles of Incorporation.

	Section 12. COMMITTEES OF THE BOARD. The Board of Directors may create an Executive Committee and other committees of the Board and appoint members of the Board of Directors to serve on them. The creation of a committee of the Board and appointment of members to it must be approved by the greater of
(a) a majority of the number of directors in office when the action is taken or (b) the number of directors required to take action pursuant to Section 11 of this Article II. Each committee of the Board must have two or more members and, to the extent authorized by law and specified by the Board of Directors, shall have and may exercise all of the authority of the Board of Directors in the management of the corporation, except that a committee may not (i) authorized distributions; (ii) approve, or propose to shareholders, action that is required by law to be approved by shareholders; (iii) fill vacancies on the Board of Directors or on any of its committees; (iv) amend the Articles of Incorporation; (v) adopt, amend or repeal By-Laws; (vi) approve a plan of merger; (vii) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (viii) authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except within limits specified prescribed by the Board of Directors. Each committee member serves at the pleasure of the Board of Directors. The provisions in these By-Laws governing meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors apply to committees of the Board established under this section.

	Section 13. ACTION WITHOUT FORMAL MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the Minutes of the proceedings of the Board or committee.

	Section 14. CONFERENCE CALL MEETINGS. Members of the Board of Directors, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.



                                   ARTICLE IV.

                                    OFFICERS

	Section 1. GENERALLY. The Board of Directors at its first meeting and at each annual meeting thereafter shall elect the following Officers: a President, a Secretary and a Treasurer. The Board of Directors at any time and from time to time may elect or appoint such other Officers as it shall deem necessary, including a Chairman of the Board of Directors, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Treasurers, and one or more Assistant Secretaries, who shall hold their offices for such terms as shall be determined by the Board of Directors and shall exercise such powers and perform such duties as are specified by these By-Laws, or as shall be determined from time to time by the Board of Directors. Any person may hold two or more offices, except that no person may hold the office of President and Secretary. No Officer need be a shareholder.

	Section 2. COMPENSATION. The salaries of the Officers of the corporation shall be fixed by the Board of Directors, except that the Board of Directors may delegate to any Officer or Officers the power to fix the compensation of any other Officer.

	Section 3. TENURE. Each Officer of the corporation shall hold office for the term for which he is elected or appointed, and until his successor has been duly elected or appointed and has qualified, or until his earlier resignation, removal from office or death. Any Officer may be removed by the Board of Directors, with or without cause, whenever in its judgment the best interest of the corporation will be served thereby.

	Section 4. VACANCIES. A vacancy in any office, because of resignation, removal or death may be filled by the Board of Directors for the unexpired portion of the term.

	Section 5. CHAIRMAN OF THE BOARD AND PRESIDENT. The Chairman of the Board (if any) and the President, as designated by the Board of Directors, shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general manage, supervise and control all of the business and affairs of the corporation. The principal executive officer shall, when present, preside at all meetings of all of the stockholders. The Chairman or the President may sign, with the Secretary or any other proper Officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, policies of insurance, contracts, investment certificates, or other instruments which the Board of Directors has authorized to be executed, except in cases where signing the execution thereof shall be expressly delegated by the Board of Directors or by the By-Laws to some other Officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general each shall perform all duties incident to his office and such other duties as may be prescribed by the Board of Directors from time to time.

	Section 6. VICE PRESIDENTS. In the absence of the principal executive officer or in the event of his death or inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in order of election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the principal executive officer. Any Vice President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the corporation and shall perform such other duties as shall from time to time be assigned to him by the President or by the Board of Directors. All Vice Presidents shall have such other duties as prescribed by the Board of Directors from time to time.

	Section 7. THE SECRETARY. The Secretary shall: (a) attend and keep the Minutes of the shareholder's meetings and of the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President or a Vice President certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; (g) in general perform all duties incident to the office of the Secretary and such other duties as from time to time may be assigned to him by the Chairman of the Board, the President or the Board of Directors.

	Section 8. THE TREASURER. The Treasurer, unless otherwise determined by the Board of Directors, shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors; and (b) in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Board of Directors.

	Section 9. ASSISTANT OFFICERS. The Assistant Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Vice Presidents, Secretaries and Treasurers, in general, shall perform such duties as shall be assigned by the Vice President(s), Secretary or Treasurer, respectively, or by the Chairman of the Board, the President or by the Board of Directors.

                                   ARTICLE V.

                                 CAPITAL STOCK

	Section 1. FORM. The interest of each shareholder shall be evidenced by a certificate representing shares of stock of the corporation, which shall be in such form as the Board of Directors may from time to time adopt and shall be numbered and shall be entered in the books of the corporation as they are issued. Each certificate shall exhibit the holder's name, the number of shares and class of shares and series, if any, represented thereby, a statement that the corporation is organized under the laws of the State of North Carolina, the par value of each share or a statement that the shares are without par value, and if the corporation is authorized to issue different classes of shares or different series within a class, a summary of the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) or a statement that the corporation will furnish the shareholder this information in writing and without charge. Each certificate shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and shall be sealed with the seal of the corporation.

	Section 2. TRANSFER. Transfers of stock shall be made on the books of the corporation only by the person named in the certificate, or by attorney lawfully constituted in writing, and upon surrender of the certificate thereof, or in the case of a certificate alleged to have been lost, stolen or destroyed, upon compliance with the provisions of Section 4, Article V of these By-Laws.

	Section 3. RIGHTS OF HOLDER. The corporation shall be entitled to treat the holder of any share of the corporation as the person entitled to vote such share, to receive any dividend or other distribution with respect to such share, and for all other purposes and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

	Section 4. LOST OR DESTROYED CERTIFICATES. Any person claiming a certificate of stock to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in such manner as the Board of Directors may require and shall if the Board of Directors so requires, give the corporation a bond of indemnity in the form and amount and with one or more sureties satisfactory to the Board of Directors, whereupon an appropriate new certificate may be issued in lieu of the one alleged to have been lost, stolen or destroyed.

                                   ARTICLE VI.

                                   FISCAL YEAR

	The fiscal year of the corporation shall be established by the Board of Directors of the corporation.

                               ARTICLE VII.

                                   SEAL

	The corporate seal shall be in such form as the Board of Directors may from time to time determine.

                               ARTICLE VIII.

                             ANNUAL STATEMENTS

	The corporation shall make available to its shareholders annual financial statements, which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for the year unless that information appears elsewhere in the financial statements. If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

	If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation's accounting records:

	(1)	Stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and

	(2)	Describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

	The corporation shall mail the annual financial statements, or a written notice of their availability, to each shareholder within 120 days after the close of each fiscal year. Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest financial statements.



                                 ARTICLE IX.

                              INDEMNIFICATION

	Section 1.  DEFINITIONS FOR INDEMNIFICATION PROVISIONS.  As used in this
Article IX, the term:

	(1)	"Corporation" (when spelled with an initial capital letter)
includes any domestic or foreign corporation absorbed in a merger which, if its separate existence had continued, would have had the obligation or power to indemnify its directors, officers, employees, or agents, so that a person who would have been entitled to receive or request indemnification from such corporation if its separate existence had continued shall stand in the same position under this Article IX with respect to the surviving corporation.

	(2)	"director" means an individual who is or was a director of the
Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

	(3)	"expenses" means expenses of every kind incurred in defending a proceeding, including attorneys' fees.

	(4)	"liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

	(5)	"officer", "employee", or "agent" includes, unless the
context requires otherwise, the estate or personal representative of a person who acted in that capacity.

	(6)	"official capacity" means:  (i) when used with respect to a
director, the office of director in the Corporation; and (ii) when used with respect to an individual other than a director, as contemplated in Section 7 of this Article IX, the office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation. "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

	(7)	"party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

	(8)	"proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

	Section 2. MANDATORY INDEMNIFICATION AGAINST EXPENSES. Unless otherwise provided by the Articles of Incorporation, to the extent that director has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party, because he is or was a director of the Corporation, the Corporation shall indemnify the director against reasonable expenses incurred by him in connection with the proceeding.

	Section 3.  AUTHORITY FOR PERMISSIVE INDEMNIFICATION.

	(a)	Except as provided in subsections (d) and (e) of this Section 3, or as otherwise provided in the Articles of Incorporation, the Corporation may indemnify or obligate itself to indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if (i) he conducted himself in good faith, (ii) he reasonably believed, in the case of conduct in his official capacity with the Corporation, that his conduct was in its best interests, and in all other cases, that his conduct was at least not opposed to its best interests, and
(iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

	(b)	A director's conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (a) of this Section 3.

	(c)	The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of no contest or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct set forth in subsection (a) of this Section 3.

	(d)	The Corporation may not indemnify a director under this Section 3:

  		(1)	In connection with a proceeding by or in the right of the
Corporation in which the director was adjudged liable to the Corporation; or

		(2)	In connection with any other proceeding charging improper
personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

	(e)	Indemnification permitted under this Section 3 in connection with a proceeding by or in the right of the Corporation that is concluded without a final adjudication on the issue of liability is limited to reasonable expenses incurred in connection with the proceeding.

	Section 4.  DETERMINATION AND AUTHORIZATION OF PERMITTED INDEMNIFICATION.

	(a)	The Corporation may not indemnify a director under Section 3 of this Article IX unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in subsection (a) of such Section 3.

	(b)	The determination required by subsection (a) hereof shall be made:

		(1)	By the Board of Directors by majority vote of a quorum
consisting of directors not at the time parties to the proceeding;

		(2)	If a quorum cannot be obtained under paragraph (1) of this
subsection (b), by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

		(3)	By special legal counsel:

			(A)  Selected by the Board of Directors or its committee in
the manner prescribed in paragraph (1) or (2) of this subsection; or

			(B) If a quorum of the Board of Directors cannot be obtained under paragraph (1) of this subsection and a committee cannot be designated under paragraph (2) of this subsection, selected by majority vote of the full Board of Directors (in which directors who are parties may participate); or

		(4)	By the shareholders, but shares owned by or voted under the
control of directors who are at the time parties to the proceeding may not be voted on the determination.

	(c)	Authorization of indemnification and evaluation as to
reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, as set forth in subsection
(b) hereof, except that if such determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled to select counsel under paragraph
(3) of subsection (b) of this Section 4.

	Section 5. NON-EXCLUSIVE RIGHT. In addition to and separate and apart from the indemnification provided in this Article IX, the Corporation may in its Articles of Incorporation or a contract, resolution or by-law, indemnify or agree to indemnify a director against liability and expenses in any proceeding, including a proceeding brought by or on behalf of the Corporation arising out of his status as such or his activity in such capacity; provided, however, that the Corporation may not indemnify or agree to indemnify a person against liability or expenses he may incur on account of his activities which were at the time taken known or believed by him to be clearly in conflict with the best interests of the Corporation.

	Section 6.  ADVANCES FOR EXPENSES.  	The Corporation may pay for or
reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if the director furnishes the Corporation a written undertaking to repay any advances if it is ultimately determined that he is not entitled to indemnification under this Article.

	Section 7. INDEMNIFICATION OF OFFICERS, EMPLOYEES, AND AGENTS. Except as otherwise provided in the Articles of Incorporation, an officer, employee or agent of the Corporation who is not a director is entitled to mandatory indemnification under Section 2 of this Article IX, and is entitled to permissive indemnification and advancement of expenses under the standards and procedures set forth in Sections 3, 4, 5 and 6 of this Article IX, to the same extent as a director, consistent with public policy.

	Section 8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify him against the same liability under this Article IX or applicable law.

                               ARTICLE X.

                       NOTICES:  WAIVER OF NOTICE

	Section 1. NOTICES. Except as otherwise provided in these By-Laws, whenever under the provisions of these By-Laws notice is required to be given to any shareholder, Director or Officer, such notice shall be given either by personal notice or by telephone, telegraph, teletype, facsimile transmission, or by mail by depositing the same in the post office or letter box in a postpaid sealed wrapper, addressed to such shareholder, Officer or Director at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus sent or mailed.

	Section 2. WAIVER OF NOTICE. Whenever any notice whatsoever is required to be given by law, by the Articles of Incorporation or by these By-Laws, a waiver thereof by the person or persons entitled to said notice given before or after the time stated therein, in writing, which shall include a waiver given by telegraph or cable, shall be deemed equivalent thereto. No notice of any meeting need be given to any person who shall attend such meeting.

                                  ARTICLE XI.

                          REIMBURSEMENT OF DISALLOWED
                       PAYMENTS TO OFFICERS AND EMPLOYEES

	In the event any payments to an officer or employee of this corporation, such as salary, commission, bonus, interest, rent or entertainment expenses incurred by him, is thereafter disallowed in whole or in part by the Internal Revenue Service as a proper deduction for income tax purposes under Section
162 of the Internal Revenue Code of 1986 (or disallowed under any similar Code section which may subsequently replace Section 162), such disallowed payments shall be deemed to be an obligation owed by such officer or employee to this corporation. Such disallowed payments shall be reimbursed by such officer or employee to this corporation on or before ninety (90) days following the final determination of such disallowance by the Internal Revenue Service or entry of the final judgment of such determination if adjudicated. It shall be the duty of the Board of Directors to enforce reimbursement of each such amount disallowed, including the withholding from future compensation payments to such officer or employee until the amount owed to this corporation has been recovered.

                                 ARTICLE XII.

                                 AMENDMENTS

	The By-Laws of the corporation may be altered or amended and new By-Laws may be adopted by the shareholders or by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that, if such action is to be taken at a meeting of the shareholders, notice of the general nature of the proposed change in the By-Laws shall have been given in the notice of a meeting. Action by the shareholders with respect to By-Laws shall be taken by an affirmative vote of a majority of the holders of each class of stock entitled to elect Directors, and action by the Directors with respect to By-Laws shall be taken by an affirmative vote of a majority of all Directors then holding office.